SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement          [   ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting  Material   Pursuant  to  Section   240.14a-11(c)  or  Section
     240.14a-12

                            HYTEK MICROSYSTEMS, INC.
                (Name of Registrant as Specified in its Charter)

                           --------------------------
   (Name(s) of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  -------------------------------
         (2) Aggregate number of securities to which transaction applies:

                --------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                --------------------------------
         (4) Proposed maximum aggregate value of transaction:

               ---------------------------------
         (5) Total fee paid:

                ---------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check  box  if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount Previously Paid:________________
     (2)      Form, Schedule or Registration Statement No.:_________________
     (3)      Filing Party:________________
     (4)      Date Filed:_________________

                            HYTEK MICROSYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 14, 1999


TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hytek Microsystems, Inc. (the "Company"), a California corporation, will be held on Friday, May 14, 1999 at 10:00 a.m., local time, in the Yale Room of the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California (telephone number (650) 570-5700), for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the Company's 1991 Stock Option Plan for the purpose of increasing the number of shares reserved for issuance under the plan by 123,825 shares to a total of 500,000 shares.

     3. To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending January 1, 2000.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only shareholders of record at the close of business on March 26, 1999 are entitled to notice of, and to vote at, the meeting and any adjournment thereof.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a Proxy.

                           By Order of the Board of Directors

                           /s/ Sally Chapman
                           SALLY B. CHAPMAN, Secretary
Carson City, Nevada
April 7, 1999

                             HYTEK MICROSYSTEMS, INC.

                              400 Hot Springs Road
                            Carson City, Nevada 89706


                                 PROXY STATEMENT

                               PROCEDURAL MATTERS

ANNUAL MEETING

     The enclosed Proxy is solicited on behalf of Hytek Microsystems, Inc. (the "Company" or "Hytek") for use at the Annual Meeting of Shareholders to be held Friday, May 14, 1999 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held in the Yale Room of the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California.

     The Company's principal executive offices are located at 400 Hot Springs Road, Carson City, Nevada 89706. Hytek's telephone number at that address is
(775) 883-0820.

     These proxy solicitation materials and the Company's 1998 Annual Report to Shareholders (consisting of a letter from the President and the Company's Annual Report on Form 10-KSB for the fiscal year ended January 2, 1999, without exhibits) were mailed on or about April 7, 1999 to all shareholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

     Shareholders of record at the close of business on March 26, 1999 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 3,064,758 shares of the Company's Common Stock, no par value, were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for the purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     The Company believes that abstentions should be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but should not be counted as Votes Cast with respect to a proposal as to which the shareholder has expressly abstained from voting.

     Similarly, broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but will not be counted for the purpose of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, abstentions and broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

VOTING AND SOLICITATION

     Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected (5) multiplied by the number of votes to which the shareholder's shares are entitled, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes for a candidate unless such candidate's name has been properly placed in nomination prior to the voting and in accordance with the procedures set forth in the bylaws. Furthermore, no shareholder shall be entitled to cumulate votes unless the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

     On all other matters, each share has one vote.

     Under the bylaws of the Company, nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors, but only if written notice of such shareholder's intent to make such nominations has been received by the Company at its principal executive office not less than 20 days nor more than 60 days prior to the meeting at which directors are to be elected; provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such shareholder's notice shall set forth: (a) with respect to each proposed nominee, the name, age, business and residence address, principal occupation or employment, class and number of shares of stock of the Company owned and any other information that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and (b) with respect to the shareholder giving the notice, the name, address and class and number of shares of the Company that are beneficially owned by such shareholder. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

     The cost of soliciting proxies will be borne by the Company. The Company will, in accordance with applicable regulations, reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or electronic mail.

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at next year's Annual Meeting of Shareholders of the Company and that the shareholder desires to have included in the Company's proxy materials for that meeting must be received at the principal executive offices of the Company no later than December 8, 1999, in order to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

     If a stockholder wishes to present a proposal at the Company's annual meeting in the year 2000 and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the stockholder must give advance notice to the Company prior to the deadline computed in accordance with the Company's bylaws (the "Bylaw Deadline") for such meeting, as described below under "Other Matters". If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

     SEC rules also establish a deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the year 2000 annual meeting is February 28, 2000 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2000 annual meeting. Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

     The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is April 17, 1999.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

NOMINEES FOR DIRECTOR

     A Board of five directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any Company nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner, in accordance with cumulative voting, as will ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees for whom such votes will be cumulated will be determined by the proxy holders. It is not expected that any nominee will be unable or will decline to serve as a director.

     The following table sets forth certain information as of the Record Date with respect to each director:

Name                                   Director Since                        Age
----                                   --------------                        ---
Shou-Chen Yih..............                    1976                          64
Charles S. Byrne................               1994                          54
Robert Boschert.............                   1990                          62
Edward W. Moose..........                      1988                          69
Edward Y. Tang.............                    1990                          59


     Mr. Yih, who was elected Chairman of the Board of Directors of the Company in October 1990, has been self-employed as a real estate investor for more than the last five years. Mr. Yih also serves as Chairman of Biocare, LLC, a small limited liability corporation producing medical reagents.

     Mr. Byrne was elected President and Chief Executive Officer and a Director of the Company effective September 1, 1994. He also serves as Chief Financial Officer and Secretary of the Company from October 1990 until July 1998. Mr. Byrne served as Director of Finance for the Company between January 1988 and October 1990. Between July 1987 and January 1988, he was acting Controller of Topaz Semiconductor, Inc., a wholly-owned subsidiary of the Company during that period. Prior to that, Mr. Byrne had 20 years experience as a chief financial officer, division controller and cost accountant in the aerospace, electronics and scientific instrument industries.

     Mr. Boschert, who was the founder of Boschert, Inc., a developer and manufacturer of low-cost volume usage switch mode power supplies, retired from the Board of Directors of that company in 1984 and has traveled extensively since then. From June 1986 until June 1988, Mr. Boschert served as an independent consultant to Unison Technology, a manufacturer of uninterrupted power supplies. Mr. Boschert is also a director of Digital Power Corporation.

     Mr. Moose has been President of E. M. Moose, Inc., a restaurant operating firm, since May 1992. From April 1991 through April 1992, Mr. Moose served as a private consultant in the restaurant industry. From September 1973 through March 1991, Mr. Moose served as President and Chief Executive Officer of Washington Square Park Corporation, a restaurant operating firm.

     Mr. Tang is a founder of Answer Software Company, a developer of database products and applications for computers that was founded in 1982, and has served as President, Chief Executive Officer and a director of such company since its formation.

     All directors will hold office until the next annual meeting of shareholders of the Company (or until the effectiveness of their resignation or removal from the Board of Directors) and until their successors have been elected and qualified. There are no family relationships among the directors and officers of the Company.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under California law.

RECOMMENDATION

     The Board of Directors recommends that the shareholders vote "FOR" the proposed slate of directors.


SECURITY OWNERSHIP

     The following table sets forth certain information, as of the Record Date, with respect to ownership of the Company's Common Stock by each director, by each executive officer named in the Summary Compensation Tables, by all current directors and officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock:


                                                      Shares of Common Stock
                                                      Beneficially Owned (1)
                                                      ----------------------
                                                                         Percent
Name and Address of Beneficial Owner                Number of Shares    of Total
--------------------------------------------------------------------------------
Allen & Company Incorporated ("ACI") and
affiliates ...........................................    541,475(2)       17.7%
                                                                           .....
     711 Fifth Avenue
     New York, New York 10022



Norman J. Mercer .....................................    260,000(3)        8.5%
     PO Box 959
     East Hampton, New York 11937.....................

Shou-Chen Yih ........................................    228,067(4)        7.4%
     930 Cumberland Court
     Foster City, California 94404 ...................


Charles S. Byrne .....................................     90,000(5)        2.9%

 Jonathan B. Presnell ................................     51,250(6)
                                                                            1.7%
Robert Boschert ......................................     26,667(7)
                                                                              *
Edward W. Moose ......................................     16,667(8)
                                                                              *
Edward Y. Tang .......................................     21,667(9)
                                                                              *
All current officers and directors                        440,568(4)(5)
as a group (8 persons) ...............................    (6) (7)
                                                          (8) (9) (10)     13.9%
--------------------------------------------------------------------------------
* Less than one percent






(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them (subject to community property law, where applicable), except as otherwise noted in the footnotes to this table.

(2) Includes shares beneficially owned by the following persons, each of whom has sole voting and investment power with respect to the shares beneficially owned by such person: (i) ACI, which holds 360,000 shares (11.3%) (all of such shares are indirectly owned by Allen Holding Inc. ("Holding")); (ii) Paul A. Gould, who is a Managing Director and an officer of ACI and Holding and who holds 181,475 shares of record (6.0%).

(3) As reported in Amendment No. 2 to Schedule 13D dated April 8, 1992 filed by Norman J. Mercer.

(4) Includes 6,667 shares issuable upon exercise of options held by Mr. Yih, which options are exercisable within 60 days of the Record Date.

(5) Includes 50,000 shares issuable upon exercise of options held by Mr. Byrne, all of which are exercisable within 60 days of the Record Date.

(6) Includes 11,250 shares issuable upon exercise of options held by Mr. Presnell, which options are exercisable within 60 days of the Record Date.

(7) Includes 21,667 shares issuable upon exercise of options held by Mr. Boschert, which options are exercisable within 60 days of the Record Date.

(8) Includes 6,667 shares issuable upon exercise of options held by Mr. Moose, which options are exercisable within 60 days of the Record Date.

(9) Includes 6,667 shares issuable upon exercise of options held by Mr. Tang, which options are exercisable within 60 days of the Record Date.

(10) Includes 17,500 shares issuable upon exercise of options held by three non-director officers of the Company, all of which are exercisable within 60 days of the Record Date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of the
Company's Common Stock, to file initial reports of ownership of the Company's securities on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16 (a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were met with the following exceptions: Director Moose filed one Form 4 late reporting two transactions; Directors Boschert, Tang and Yih each filed one Form 4 late reporting one transaction; and Sally Chapman filed her Form 3 late upon becoming Controller.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended January 2, 1999 (the "Last Fiscal Year"). The Board of Directors has an Audit Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee recommends engagement of the Company's independent public accountants, reviews the scope of the audit, considers comments made by the independent public accountants with respect to accounting procedures and internal controls and the consideration given thereto by the Company, reviews internal accounting procedures and controls with the Company's financial and accounting staff and reviews non-audit services provided by the Company's independent public accountants. This Committee, currently consisting of Messrs. Yih and Tang, held one meeting during the Last Fiscal Year.

     The Compensation Committee reviews and approves the Company's executive compensation and administers the Company's 1981 Incentive Stock Option Plan and 1991 Stock Option Plan with respect to the Company's officers and directors. This Committee, currently consisting of Messrs. Boschert and Moose, held three meetings during the Last Fiscal Year.

     During the Last Fiscal Year, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, upon which such director served.

EXECUTIVE OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

Name                       Position                                          Age
----                       --------                                          ---
Charles S. Byrne           President and Chief Executive Officer             54

Jon B. Presnell            Vice-President and Chief Operating Officer        48

Sally B. Chapman           Chief Financial Officer and Secretary             44


     Mr. Presnell was promoted to the position of Vice-President and General Manager of Custom Products in October 1993 and to Chief Operating Officer in May 1998. He has been an employee of the Company since 1980. During that time, he served as General Manager of the Carson City facility from May 1987 through December 1988 and as Director of Sales and Marketing for the Company from January 1989 until October 1993. Prior to joining Hytek, Mr. Presnell was employed as an Electrical Engineer for Texas Instruments, Inc.

     Ms. Chapman joined the Company May 1998 as Controller. She was promoted to Chief Financial Officer and Secretary in July 1998. Ms. Chapman has twenty years experience as an accountant and chief financial officer in various industries and was previously employed as Accounting Manager for Hytek from June 1995 to June 1996. From 1997 until 1998, Ms. Chapman was Chief Financial Officer for Four Corners Paper, a paper manufacturing and distribution company. From 1990 through 1994, Ms. Chapman was Controller for Sunbird Security, a security systems and service provider.

EXECUTIVE COMPENSATION

     The following tables set forth certain information for the Last Fiscal Year as to the only executive officers of the Company whose compensation is reportable under current requirements of the Securities and Exchange Commission ( the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                         Annual          Long-Term Compensation
                                      Compensation                Awards
                                      ------------       ----------------------
Name and                                                  Securities Underlying
Principal Position        Year    Salary ($) Bonus ($)          Options (#)
-------------------------------------------------------------------------------
Charles S. Byrne          1998     $109,205  $     0             25,000 (1)
President and Chief
Executive Officer         1997     $84,376   $15,000                  0

                          1996     $82,161   $15,000             25,000 (2)

Jonathan B. Presnell      1998     $94,115   $17,500                  0
Vice-President and
Chief Operating Officer   1997     $77,274   $15,000                  0

                          1996     $75,154   $12,000             15,000 (2)


     (1) In May 1998, the Compensation Committee awarded Charles S. Byrne an option to purchase 25,000 shares of Common Stock at an exercise price of $5.00 per share. This option becomes exercisable over a four-year period and expires in May 2003.
     (2) In May 1996, the Compensation Committee awarded options to Charles S. Byrne and Jonathan B. Presnell, executive officers of the Company, to purchase 25,000 shares and 15,000 shares of Common Stock, respectively, at an exercise price of $3.07 per share. These options become exercisable over a four-year period and expire in May 2001.

The following table sets forth information regarding options granted to Named Executive Officers during the last fiscal year:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                         Number of      Percent of
                         Securities     total options/
                         Underlying     SARs granted     Exercise or
                         Options/SARs   to employees     base price   Expiration
Name                     granted (#)    in fiscal year   ($/share)        date
--------------------------------------------------------------------------------
Charles S. Byrne           25,000 (1)        -              5.00        5-15-03

Jonathan B. Presnell           0

(1) See footnote (1) to the Summary Compensation Table.

The following table sets forth the value of all unexercised stock options held by the Named Executive Officers at the end of the Last Fiscal Year:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                     Number of Securities       Value of Unexercised
                                                     Underlying Unexercised     In-the-Money Options
                                                     Options at FY-End (#)       at FY-End   ($)
                                                     ---------------------       ------------------
                      Shares Acquired   Value           Exercisable/              Exercisable/
Name                  on Exercise (#)   Realized ($)    Unexercisable             Unexercisable
----------------------------------------------------------------------------------------------------

Charles S. Byrne         25,000           $67,250        37,500 / 37,500 (1)          $57,875 / 0

Jonathan B. Presnell          0                 0        32,500 /  7,500 (2)          $57,875/ 0

(1) Includes (i) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $0.375 per share (fair market value at the date of grant) that is fully exercisable and that expires October 24, 2000, (ii) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $3.07 per share (fair market value at the date of grant), of which 12,500 shares were exercisable at fiscal year end, and (iii) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $5.00 per share (fair market value at the date of grant), none of which was exercisable at fiscal year-end. The average of the last available bid and ask prices on January 2, 1999 was $2.69 per share.

(2) Includes (i) an Employee Incentive Stock Option to purchase 25,000 shares of Common Stock at the exercise price of $0.375 per share (fair market value at the date of grant) that is fully exercisable and that expires October 24, 2000, and
(ii) an Employee Incentive Stock Option to purchase 15,000 shares of Common Stock at the exercise price of $3.07 per share (fair market value at the date of grant), of which 7,500 shares were exercisable at fiscal year end. The average of the last available bid and ask prices on January 2, 1999 was $2.69 per share.

DIRECTORS' COMPENSATION

     Each director of the Company who is not an employee (currently four persons) receives a fee of $1,000 per calendar quarter for service on the Board of Directors and attendance at all board meetings. In addition, the non-employee directors participate in the 1991 Directors' Stock Option Plan described below.

DIRECTORS' OPTION PLAN

     The Company's 1991 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in February 1991 and approved by the shareholders in May 1991. A total of 100,000 shares of Common Stock were initially reserved for issuance thereunder. On September 11, 1997, the Board of Directors amended the 1991 Director's Stock Option Plan to increase the number of shares reserved for issuance thereunder by 100,000 shares to a total of 200,000 shares and to provide that each non-employee director of the Company who, on the last business day of each fiscal year, has been in continuous service as a director of the Company for a period of five years or more shall automatically be granted an option to purchase 5,000 shares on such date of each fiscal year. This amendment was approved by the shareholders in May 1998.

     During fiscal 1998 an option to purchase 5,000 shares at an exercise price of $2.69 per share was automatically granted under the Directors' Plan to each of directors Yih, Boschert, Moose and Tang. Such options expire in January 2009. At January 2, 1999, options to purchase 45,000 shares had been exercised, options to purchase 55,000 shares were outstanding and 100,000 shares remained available for future grant under the Directors' Plan.

                                   PROPOSAL 2
                            APPROVAL OF AMENDMENT TO
                             1991 STOCK OPTION PLAN

     The Company's Board of Directors and shareholders have previously adopted and approved the Company's 1991 Stock Option Plan (the "Plan") and have reserved an aggregate of 376,175 shares of the Common Stock of the Company for issuance thereunder. Subject to shareholder approval at the Annual Meeting, the Board of Directors has approved an amendment to the Plan (the "Amendment") in order to increase the number of shares reserved for issuance thereunder by 123,825 shares to a total of 500,000 shares. The Board of Directors believes that the increase in the number of shares reserved for issuance under the Plan is necessary due to the fact that only 37,842 shares remain available for future grant under the Plan as of January 2, 1999 and the Board contemplates granting additional options in the future in order to attract and retain employees and consultants.

     At the Annual Meeting, the shareholders are being asked to ratify and approve the Amendment to the Plan.

     The closing average of bid and ask prices of the Company's Common Stock as quoted in the Nasdaq Small Cap market on March 26, 1999 was $1.50 per share.

     A description of the principal features of the Plan, as amended, is set forth below.

ADMINISTRATION

     The Plan provides that it shall be administered by the Company's Board of Directors or by a committee or committees of the Board. Administration of the Plan with respect to officers and directors of the Company must be done in a manner permitted by the requirements of Rule 16b-3 promulgated under the

Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"). The Board or its committee is responsible for interpreting all provisions of the Plan and of the option agreements issued thereunder. Any such determination is final and binding on the optionee. The Plan is currently being administered by the Compensation Committee of the Board.

ELIGIBILITY

     The Plan provides that incentive stock options, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the"Code"), may be granted to employees only and that nonstatutory options may be granted to employees and consultants. The Board of Directors or its committee selects the participants and determines the number of shares to be subject to each option. As of March
26, 1999, approximately 90 employees and no consultants were eligible to participate in the Plan. The Plan, as amended, provides that no employee of the Company may be granted in any fiscal year options to purchase more than 50,000 shares of Common Stock; provided, however, that the Company may grant an employee an option to purchase up to an additional 50,000 shares in connection with his or her initial employment. Such provision is intended to preserve the Company's ability to deduct from its taxable income compensation to executive officers under the Plan.

TERMS OF OPTIONS

     The terms and conditions of options granted under the Plan, including the exercise price, exercisability and term thereof, are determined by the Board or its committee. However, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (110% of the fair market value on the date of grant in the case of any incentive stock option granted to a holder of 10% or more of the Company's outstanding securities).

     If the optionee's employment or service as a consultant terminates due to death, disability or any other reason, options under the Plan may be exercised within six months after such termination (or such shorter period as is set forth in the option agreement).

     All options under the Plan are non-transferable and expire no later than ten years from the date of grant.

PAYMENT UPON EXERCISE OF OPTIONS

     The Plan allows for payment by an optionee upon exercise of an option by cash, check, promissory note, other shares of Common Stock of the Company with aggregate fair market value equal to the aggregate exercise price, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price (a "cashless exercise"), any combination thereof or any other legal form of consideration, all as determined by the Board or its committee. While the Plan authorizes all of these forms of consideration, the option agreement may limit the acceptable forms of payment, as determined by the Committee in its discretion.

CAPITALIZATION CHANGES; DISSOLUTION; MERGER; CHANGE IN CONTROL

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of shares of the Company's Common Stock outstanding without receipt of consideration, appropriate adjustment will be made in the exercise price of, and the number of shares subject to, all outstanding options, and appropriate adjustment will be made in the total number of shares reserved for issuance under the Plan.

     The Plan provides that, in the event of the proposed dissolution or liquidation of the Company, all outstanding options will terminate immediately prior to the consummation of such proposed action.

     In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, all outstanding options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary thereof. However the Committee may, in lieu of such assumption or substitution, accelerate the exercisability of all outstanding options in full and permit their exercise for a specified period of time, after which they shall terminate.

     In the event of a change in control of the Company (as defined) each outstanding option will become vested and exercisable in full. For purposes of the Plan, a "change in control" is deemed to have occurred upon (i) acquisition by a person or group of 50% or more of the voting power of the Company's securities, (ii) approval by the shareholders of a merger or consolidation of the Company with another corporation, after which the Company's shareholders will own less than 50% of the voting power of the surviving entity, (iii) approval by the shareholders of the sale of all or substantially all of the assets of the Company, or (iv) a change in the composition of the Board such that fewer than a majority of the directors in office are incumbent directors.

STOCK WITHHOLDING

     An optionee may elect, at the discretion of the Board or its committee, to have a portion of his or her shares withheld by the Company to satisfy income tax withholding requirements under the Code should the exercise of such option create an income tax withholding requirement.

AMENDMENT AND TERMINATION

     The Board of Directors or its committee may amend or terminate the Plan at any time without shareholder approval; provided, however, that shareholder approval of amendments shall be obtained to the extent necessary and desirable to comply with any applicable law, including Section 422 of the Code. No amendment to the Plan may unilaterally alter or impair any option previously granted without the consent of the optionee. The Plan will terminate by its terms in May 2001.

FEDERAL TAX INFORMATION

     An optionee who is granted an incentive stock option as defined in Section 422 of the Code will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon sale or exchange of the shares at least two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares.

      A different rule for measuring ordinary income upon such premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All options that do not qualify as incentive stock options are referred to as nonstautory options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Except as may be limited by Section 162(m) of the Code with respect to below market nonstatutory options, theCompany will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

     The grant of options under the Plan to employees, including the Named Executive Officer, is subject to the discretion of the Board or its committee. As of the date of this proxy statement, there has been no determination by the Board or its committee with respect to future awards under the Plan. Accordingly, future awards are not determinable. Non-employee directors are not eligible to participate in the Plan.

     The following table sets forth information with respect to the grant of options to the Named Executive Officers, to all current executive officers as a group and to all other employees as a group during the last fiscal year:

                              AMENDED PLAN BENEFITS
                             1991 Stock Option Plan

Name of Individual                      Number of Securities           Weighted Average Exercise
or Identity of Group                     Underlying Options                Price Per Share
and Position                            Granted (# of shares)               ($ per share)
------------                            ---------------------               -------------
Charles S. Byrne
President and Chief Executive Officer         25,000                           $5.00

Jonathan B. Presnell
Vice-President and Chief
Operating Officer                                  0                               -

All current executive officers
as a group                                    35,000                           $5.00

All other employees
as a group                                    20,000                           $3.59

VOTE REQUIRED

     The affirmative vote of a majority of the Votes Cast will be required to approve the Amendment to the Plan.


RECOMMENDATION

     The Board of Directors recommends that the shareholders vote "FOR" the Amendment to the Plan.

                                   PROPOSAL 3
                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young, LLP as independent auditors to examine the financial statements of the Company for the year ending January 1, 2000. If the shareholders, by the affirmative vote of a majority of the Votes Cast at the Annual Meeting, do not vote to retain Ernst & Young, the selection of independent auditors will be reconsidered by the directors.

     Ernst & Young (or its predecessor, Arthur Young & Company) has examined the financial statements of the Company for 1979 and subsequent years. It is anticipated that a representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

RECOMMENDATION

     The Board of Directors recommends that the shareholders vote "FOR" the ratification of Ernst & Young.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

     Under the Company's bylaws, in order for a matter to be deemed properly presented at a shareholder meeting, notice must be delivered to, or mailed and received by, the Company not less than 60 days nor more than 90 days prior to the Annual Meeting. If, however, less than 50 days notice or prior public disclosure of the date of the Annual Meeting has been given, notice by the shareholder must be received by the Company not later than the close of business on the tenth day following the date on which notice of the Annual Meeting was mailed or publicly disclosed. The shareholder's notice must set forth, as to each proposed matter, a brief description of the matter and reason for conducting such business at the meeting, the name and address of such shareholder proposing such business as they appear on the Company's books, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in such proposal, and any other information that would have been required pursuant to Regulation 14A promulgated under the Exchange Act if such shareholder had requested inclusion of such proposal in the Company's proxy materials.

                          ANNUAL REPORT ON FORM 10-KSB

     Hytek is a "small business issuer" within the meaning of Item 10 (a) (1) of Regulation S-B. Accordingly, the Company is complying with the executive compensation disclosure requirements applicable to small business issuers in this year's proxy statement.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended January 2, 1999 (the "1998 Form 10-KSB") and the President's Letter to the Shareholders dated April 2, 1999, which together comprise the Company's 1998 Annual Report to Shareholders, is being delivered herewith. Copies of the 1998 Form 10-KSB (without exhibits) may be obtained at no charge upon request to:
Sally B. Chapman, Secretary, Hytek Microsystems, Inc., 400 Hot Springs Road, Carson City, Nevada 89706.


April 7, 1999                                 By Order of the Board of Directors
Carson City, Nevada                           /s/ Sally B. Chapman
                                              SALLY B. CHAPMAN, Secretary

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            HYTEK MICROSYSTEMS, INC.
                    Proxy for Annual Meeting of Shareholders

The undersigned shareholder of Hytek Microsystems, Inc., a California corporation, hereby acknowledges receipt of the 1998 Annual Report to
Shareholders and the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders of Hytek Microsystems, Inc. to be held on May 14, 1999, at 10:00 a.m., local time, at the Crowne Plaza Hotel, located at 1221 Chess Drive, Foster City, California, and hereby appoints Shou-Chen Yih and Charles S. Byrne, and either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at such meeting, and at any adjournment or adjournments thereof, and to vote all the shares of Common Stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth below:

1. ELECTION OF DIRECTORS

     [   ]    FOR all nominees listed        [   ]    WITHHOLD AUTHORITY
              below (except as marked                 to vote for all nominees
              to the contrary below).                 listed below.

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Shou-Chen Yih;  Charles S. Byrne;  Robert Boschert;  Edward W. Moose;  Edward Y.
Tang

2. APPROVAL OF AMENDMENT TO THE COMPANY'S 1991 STOCK OPTION PLAN TO INCREASE THE SHARES RESERVED THEREUNDER BY 123,825 TO A TOTAL OF 500,000 SHARES.

         [   ]    FOR         [   ]    AGAINST           [   ]    ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG.

         [   ]    FOR         [   ]    AGAINST           [   ]    ABSTAIN

                                      (Continued and to be signed on other side)

(Continued from other side)

Either of such proxies and attorneys-in-fact, or their substitutes, as shall be present and shall act at said meeting or any adjournment or adjournments thereof shall have and may exercise all the powers of said proxies and attorneys-in-fact hereunder.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s).

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3 AND IN THE DISCRETION OF THE PROXIES AND ATTORNEYS-IN-FACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.


                                             Dated:_____________________________


                                              ----------------------------------

                                              (Signature of Shareholder)

                                              ----------------------------------

                                              (Signature of Shareholder)

(This proxy should be marked, dated, signed by the shareholder(s) exactly as the name(s) appear on the stock certificate(s) and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.)